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                                                                Exhibit 99(l)(3)


                                                         Dated: November 9, 2000


                               Form of Schedule A
                                     to the
                       Servicing Agreement With Respect To
                Distribution Assistance and Shareholder Services
                         between BISYS Fund Services, LP
               (formerly The Winsbury Company Limited Partnership)
                      and Branch Banking and Trust Company


Name of the Fund                                           Compensation*
------------------------------                             -------------------------------

BB&T U.S. Treasury Money Market Fund                       Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T U.S. Treasury Money Market Fund's Class A
                                                           Shares held of record by the Participating Organization
                                                           from time to time on behalf of Customers.

BB&T Short-Intermediate U.S. Government Income Fund        Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Short-Intermediate U.S. Government Income
                                                           Fund's Class A Shares held of record by the
                                                           Participating Organization from time to time on behalf
                                                           of Customers.

BB&T Intermediate U.S. Government Bond Fund                Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Intermediate U.S. Government Bond Fund's Class
                                                           A Shares held of record by the Participating
                                                           Organization from time to time on behalf of Customers.

BB&T Large Company Value Fund                              Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Growth and Income Stock Fund's Class A Shares
                                                           held of record by the Participating Organization from
                                                           time to time on behalf of Customers.

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
BB&T North Carolina Intermediate Tax-Free Fund             Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T North Carolina Intermediate Tax-Free Fund's
                                                           Class A Shares held of record by the Participating
                                                           Organization from time to time on behalf of Customers.

BB&T Balanced Fund                                         Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Balanced Fund's Class A Shares held of record
                                                           by the Participating Organization from time to time on
                                                           behalf of the Customers.

BB&T Small Company Growth Fund                             Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Small Company Growth Fund's Class A Shares
                                                           held of record by the Participating Organization from
                                                           time to time on behalf of Customers.

                                                           Annual rate of twenty-five one-hundredths of one
BB&T International Equity Fund                             percent (.25%) of the average daily net asset value of
                                                           the BB&T International Equity Fund's Class A Shares
                                                           held of record by the Participating Organization from
                                                           time to time on behalf of customers.

BB&T Capital Manager                                       Annual rate of twenty-five one-hundredths of one
Conservative Growth Fund                                   percent (.25%) of the average daily net asset value of
                                                           the BB&T Capital Manager Conservative Growth Fund's
                                                           Class A Shares held of record by the Participating
                                                           Organization from time to time on behalf of customers.

BB&T Capital Manager                                       Annual rate of twenty-five one-hundredths of one
Moderate Growth Fund                                       percent (.25%) of the average daily net asset value of
                                                           the BB&T Capital Manager Moderate Growth Fund's Class A
                                                           Shares held of record by the Participating Organization
                                                           from time to time on behalf of customers.

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
BB&T Capital Manager Growth Fund                           Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Capital Manager Growth Fund's Class A Shares
                                                           held of record by the Participating Organization from
                                                           time to time on behalf of customers.

BB&T Prime Money Market Fund                               Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Prime Money Market Fund's Class A Shares held
                                                           of record by the Participating Organization from time
                                                           to time on behalf of Customers.

BB&T Large Company Growth Fund                             Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Large Company Growth Fund's Class A Shares
                                                           held of record by the Participating Organization from
                                                           time to time on behalf of Customers.

BB&T South Carolina Intermediate Tax-Free Fund             Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T South Carolina Intermediate Tax-Free Fund's
                                                           Class A Shares held of record by the Participating
                                                           Organization from time to time on behalf of Customers.

BB&T Virginia Intermediate Tax-Free Fund                   Annual rate of sixty one-hundredths of one percent
                                                           (.60%) of the average daily net asset value of the BB&T
                                                           Virginia Intermediate Tax-Free Fund's Class A Shares
                                                           held of record by the Participating Organization from
                                                           time to time on behalf of Customers.

BB&T Equity Index Fund                                     Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Equity Index Fund's Class A Shares held of
                                                           record by the Participating Organization from time to
                                                           time on behalf of Customers.

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
BB&T Intermediate Corporate Bond Fund                      Annual rate of sixty one-hundredths of one percent
                                                           (.60%) of the average daily net asset value of the BB&T
                                                           Intermediate Corporate Bond Fund's Class A Shares held
                                                           of record by the Participating Organization from time
                                                           to time on behalf of Customers.

BB&T Tax-Free Money Market Fund                            Annual rate of forty one-hundredths of one percent
                                                           (.40%) of the average daily net asset value of the BB&T
                                                           Tax-Free Money Market Fund's Class A Shares held of
                                                           record by the Participating Organization from time to
                                                           time on behalf of Customers.

BB&T Capital Appreciation Fund                             Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Equity Index Fund's Class A Shares held of
                                                           record by the Participating Organization from time to
                                                           time on behalf of Customers.


BB&T Mid Cap Value Fund                                    Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Equity Index Fund's Class A Shares held of
                                                           record by the Participating Organization from time to
                                                           time on behalf of Customers.


BB&T West Virginia Intermediate Tax-Free Fund              Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Equity Index Fund's Class A Shares held of
                                                           record by the Participating Organization from time to
                                                           time on behalf of Customers.

BB&T Capital Manager Aggressive Growth Fund                Annual rate of twenty-five one-hundredths of one
                                                           percent (.25%) of the average daily net asset value of
                                                           the BB&T Equity Index Fund's Class A Shares held of
                                                           record by the Participating Organization from time to
                                                           time on behalf of Customers.


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BISYS FUND SERVICES                         ACCEPTED AND AGREED TO:
LIMITED PARTNERSHIP
(formerly The Winsbury Company
Limited Partnership)

By:  BISYS FUND SERVICES                    BRANCH BANKING AND TRUST
       GENERAL PARTNER                      COMPANY


By:_______________________          By:_______________________

Title: _____________________        Title: _____________________


________________
    *  All fees are computed daily and paid monthly.

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